Subsequent Event	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Event

20. Subsequent Event

On February 6, 2015 the Company acquired certain assets and the operations of Timber Tech Texas, Inc. (“Timber Tech”) for $5.8 million in cash (including certain adjustments). Timber Tech is based in Cibolo, Texas, which is approximately 25 miles northeast of downtown San Antonio. Timber Tech is a manufacturer of roof trusses, floor trusses, wall panels and sub-components, as well as a supplier of glue laminated timber and veneer lumber beams.

This transaction will be accounted for by the acquisition method, and accordingly the results of operations will be included in the Company’s consolidated financial statements from the acquisition date. The purchase price will be allocated to the assets acquired based on estimated fair values at the acquisition date, with the excess of purchase price over the estimated fair value of the net assets acquired recorded as goodwill. The accounting for this acquisition has not been completed at the date of this filing given the proximity to the acquisition date.